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                                                                    Exhibit 99.1


Slide 1
(logo): USA Networks, Inc.


Slide 2: Important
This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. Information contained herein about entities other than USAi has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than previously announced pending acquisitions. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public as of the date hereof.

Prepared 10/2/01.
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Slide 3
(logo): USA Networks, Inc.


Slide 4: Balance Sheet
$700 Million in YE Consolidated Net Cash
Current + To Come = Approximately Year End
$150 million + $500 million to $600 million = $700 million

All figures pro forma.

Prepared 10/2/01.
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Slide 5: Revenue Mix
Only 14% Advertising

(pie chart. largest to smallest slices):
Electronic retailing, Production & films, Advertising, Ticketing, Hotel reservations, Subscriptions, Services, Personals

Revenue mix for Q2 2001.

Prepared 10/2/01.
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Slide 6: Revenue Mix
61% Transactions

(pie chart. largest to smallest slices):
Electronic retailing, Production & films, Advertising, Ticketing, Hotel reservations, Subscriptions, Services, Personals

Revenue mix for Q2 2001.

Prepared 10/2/01.
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Slide 7: Where the World is Going  . . .
Revenue Through the Screen
Television and Internet Consumer-Related Revenues (U.S.)

(pie charts):
1995 Revenue = $47 Billion
Advertising = 80%, Transactions = 11%, Subscriptions = 9%
2000 Revenue = $134 Billion
Advertising = 45%, Transactions = 39%, Subscriptions = 16%
2005 Revenue = $360 Billion
Advertising = 26%, Transactions = 63%, Subscriptions = 11%

Compiled estimates per McCann Erickson, Zenith Media, Paul Kagan, MSDW, Prudential, Furman Selz, PaineWebber, SSB, Jupiter, Forrester and Shop.org.

Prepared 10/2/01.
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Slide 8: (logo) HSN
160 Million Households Worldwide
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(bar chart):
1997: U.S., Germany/Austria/Switzerland, Japan = 84 million households
1998: U.S., Germany/Austria/Switzerland, Japan, Espanol (U.S., Mexico, P.R.)
  = 93 million households
1999: U.S., Germany/Austria/Switzerland, Japan, Espanol (U.S., Mexico, P.R.)
  = 110 million households
2000: U.S., Germany/Austria/Switzerland, Japan, Espanol (U.S., Mexico, P.R.),
  China, Italy, Belgium/France = 146 million households
Q2 '01: U.S., Germany/Austria/Switzerland, Japan, Espanol (U.S., Mexico, P.R.),
  China, Italy, Belgium/France, Netherlands = 160 million households

Prepared 10/2/01.
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Slide 9: (logo) HSN
HSN is Broadband

40% of HSN.com customers are new to HSN franchise

(graphic) TV with HSN, computer with HSN.com

Prepared 10/2/01.
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Slide 10: Revenue per Minute
Interactive, Immediate, Measurable

(bar chart):
HSN average = $3,000
HSN Hit Products = $20,000
Shop the Soaps = $30,000
2001 SuperBowl = $140,000
2000 World Series = $750,000

Prepared 10/2/01.
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Slide 11: Massive Infrastructure
Leverage for the New World

(graphic) phone, calculator, boxes, warehouse, spreadsheet

Inbound phone minutes = 1 billion
Orders processed = 75 million
Credit card transactions = 60 million
Items shipped = 40 million
Customer service centers = 40
Fulfillment center square feet = 2.5 million
Customer database = 30 million

Operating estimates for the next twelve months

Prepared 10/2/01.
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Slide 12: Online Commerce = $45 Billion

(pie chart. largest to smallest slices):
Travel, Computers / Software / Electronics, Mass Merchandise / Apparel / Other, Auctions / Collectibles, Music / Video / Books, Flowers / Cards, Home / Office, Auto, Event Tickets, Food / Beverage, Personals

2000 Market data. Shop.org (5/01) and Match.com estimates.

Prepared 10/2/01.
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Slide 13: (logo) Ticketmaster
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33% of All Tickets are Sold Online

Acquired 7/97
(line chart):
Q3 97 = 1%
Q4 97 = 2%
Q1 98 = 3%
Q2 98 = 4%
Q3 98 = 5%
Q4 98 = 6%
Q1 99 = 9%
Q2 99 = 14%
Q3 99 = 15%
Q4 99 = 18%
Q1 00 = 20%
Q2 00 = 26%
Q3 00 = 26%
Q4 00 = 28%
Q1 01 = 30%
Q2 01 = 33%

Prepared 10/2/01.
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Slide 14: (logo) Match.com
Accelerating Membership

(bar chart):
Paid Members (in thousands)
12/00 = 157
1/01 = 166
2/01 = 176
3/01 = 190
4/01 = 196
5/01 = 210
6/01 = 217
7/01 = 226
8/01 = 235
9/01 = 250

Prepared 10/2/01.
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Slide 15: (logo) citysearch.com
From Arts & Entertainment Guide . . .

(graphic): citysearch.com event listing Raleigh, NC

Prepared 10/2/01.
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Slides 16-20: (logo) citysearch.com

 . . . To the Best in Search, Information, Transactions

(graphics): citysearch.com event listing for New York City

Prepared 10/2/01.
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Slide 21: (logo) Hotel Reservations Network
Explosive Growth Fueled by Internet

(bar chart):
Revenue (in millions)
Acquired 5/99

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1997 = $35
1998 = $67
1999 = $162
2000 = $328

Prepared 10/2/01.
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Slide 22: Travel
Largest Category in Online Commerce

(pie chart): Travel = 31%

2000 Market data.Shop.org (5/01)

Prepared 10/2/01.
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Slide 23: Interactivity
Transactions Through the Screen

(bar chart):
Today = 9%
Goal = 20%

Unaudited estimates and pro forma for pending transactions. Based on compiled estimates per McCann Erickson, Zenith Media, Paul Kagan, MSDW, Prudential, Furman Selz, Paine Webber, SSB, Jupiter, Forrester and Shop.org.

Prepared 10/2/01.
Read important disclaimer(s).


Slide 24
(logo): USA Networks, Inc.

Focused on the new convergence of entertainment, information, and direct selling.


Slide 25
(logo): USA Networks, Inc.

A Nasdaq 100 and Fortune 500 Company.


Slide 26: Important
USA Networks, Inc. ("USA") and Expedia, Inc. ("Expedia") have filed a preliminary joint prospectus/proxy statement and will file other relevant documents concerning USA's acquisition of Expedia with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE JOINT PROSPECTUS/PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations, or Expedia, Inc., 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, Attention: Investor Relations.

Prepared 10/2/01.
Read important disclaimer(s).